SPORT CHALET

Welcome Stockholders

Annual Meeting

August 15, 2013






Safe Harbor

Except for historical information contained herein, the statements in this presentation are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from forecasted results. Those risks include, among other things, the specific forward looking statements in this presentation and the risks associated with each, the negative effect of the economic downturn on the Company's sales, limitations on borrowing under the Company's bank credit facility, the Company's ability to control operating expenses and costs, the competitive environment of the sporting goods industry in general and in the Company's specific market areas, inflation, the challenge of maintaining its competitive position, the Company's ability to manage the growth of its Team Sales Division and online business, the Company's ability to regain or subsequently maintain compliance with the requirements for continued listing of its Class B Common Stock, changes in costs of goods and services, and the weather and economic conditions in general and in specific market areas. These and other risks are more fully described in the Company's filings with the Securities and Exchange Commission.

FY 2013 Highlights

- First annual comparable store sales increase in six years
  - Narrowed net loss significantly
- Net sales were higher across all of in-store, online and mobile channels
  - Team Sales Division sales increased 19.5% compared to FY12
  - Online sales is fastest-growing channel with 21.5% annual sales increase
- Grew Action Pass membership by 19% for the year
  - Added 400,00 new members
- Continued to add new brand offerings
  - Ended FY13 with the broadest assortment of sporting gear and related specialty services in the company's recent history


FY13 Sales by Category
Footwear 21%
Hardlines 51%
Apparel 28%

Disappointing Start to FY 2014

- Sales decrease of 2.8% in the first quarter
  - Units per transaction and ticket price both up year over year
- Uneven retail environment led to a comparable store sales decrease of 0.7%
- Online sales increase was offset by a decline in Team Sales
  - Staff departures drove decline
  - New staff has been hired
  - Team Sales dedicated site delivering great results YTD

We Took Immediate Action

- ✓ Increased promotional activity to drive sales
- ✓ Implemented aggressive inventory management and expense controls
- ✓ Quickly adjusted Team Sales expense structure
- ✓ Made slight adjustment to returns policy
- ✓ Expanded and extended credit facility with longtime partner Bank of America

Immediate Response to Retail Trends

- Proactive and swift response to Q1 trends
- Increased promotional activity to spur sales and store traffic
  - Additional radio advertising
  - Acceleration of public relation initiatives
  - Reduction of aged inventory heading into Q2 as a result of promotions


SPORT CHALET BLOG
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HOME SCUBA DIVING CLIMBING CYCLING ON THE WATER OUTDOO

Home > Running > Improve Running Performance With CrossFit Workouts

Improve Running Performance With CrossFit Workouts

Sport Chalet, 5.7.2013
crossfit, workout

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By Erik Taylor
For Active.com

CrossFit is a heavily debated topic among the endurance community and fitness enthusiasts. There's no denying its popularity, but can it make you a faster, stronger, better runner?

What is CrossFit?

First, let's start with what it is, and how it might be different from other forms of cross-training. Many cross-training programs use stability balls, crunches and isolated movements like leg extensions and bicep curls, and the intensity of these workouts is done at an aerobic pace.

Ongoing Reduction of Fixed Costs

- Long-term evaluation and restructuring of fixed costs
  - Closed three underperforming (sales & EBITDA) stores since January
    - Antioch, CA
    - Metrocenter Mall (Phoenix, AZ)
    - Concord, CA
  - Completed selected staff reductions at Corporate, Team Sales, Distribution Center and Store levels
  - Renegotiated logistics and software contracts
  - Conducting more efficient training with Experts, including online trainings
- Reduced $3.2 million of annualized operating expenses
- Continue to evaluate opportunities for additional savings

Extended and Expanded Credit Facility

Bank of America
Merrill Lynch

- Long-term relationship with Bank of America – since 1996
- Increased borrowing capacity from $65 million to $75 million
- New facility has a five-year term, through August 2018

Next Generation Store = Increased Expansion Opportunities

- New store opened in Downtown Los Angeles in June 2013
- 27,000 square feet is 2/3 average store size
- Curated, highly focused product mix
- Fully mobilized




BALANCE OF POWER

Ultimate Merchandising Flexibility


MEN'S
SOCCER

Fully integrated footwear, apparel and gear on tables, uprights and walls

Movable shelving

No fixed displays

All fixtures on wheels

Next Generation Store Format Highlights Key Differentiators

- Our Expert Center translates our brand promise into action
- High signage and graphics visible from a distance – geared to international customers
- Order today – deliver today service catering to Downtown commuters and residents



EXPERT CENTE

- 24 seat customized Expert Center for clinics, product demonstrations, and classes – web and video enabled
- Fully mobilized store – Allows for extended aisle shopping across all categories of merchandise

Small Footprint = Big Expansion Opportunities

CALIFORNIA:
Arcadia
Bakersfield
Brea
Burbank
Chino Hills
Downtown Los Angeles
Elk Grove
Foothill Ranch
Glendora
Huntington Beach
Irvine
La Cañada Flintridge
La Jolla
Laguna Niguel
Long Beach
Marina del Rey
Menifee
Mira Loma
Mission Valley
Mission Viejo
Oxnard
Palmdale
Pleasanton
Point Loma
Porter Ranch
Rancho Cucamonga
Redlands
Riverside
Roseville
San Jose
San Marcos
Sacramento
South Coast Plaza
Temecula
Thousand Oaks
Torrance
Vacaville
Valencia
Visalia
West Hills
West Los Angeles

ARIZONA:
Chandler
Goodyear
Happy Valley
Lake Pleasant
Queen Creek
Scottsdale
Tempe

NEVADA:
Henderson
Las Vegas
Summerlin

UTAH:
West Jordan


52 Stores
NEVADA
UTAH
CALIFORNIA
ARIZONA

Online Sales = Fastest Growing Channel

- Online sales for Q1'14 increased 37.6% versus year-ago quarter
- Expect Online sales to continue to grow in FY14
- Over 160 brand shops, and growing every day
- Nearly half of Online sales come from states with no retail footprint
- New blog platform and social communications strategy will drive incremental growth
- Mobile website
- Vendor drop ship with 19 new vendors

Online Store Growth	
Fiscal Year 2011	110.0%
Fiscal Year 2012	22.0%
Fiscal Year 2013	21.5%

Mobile Strategy

- Studies show 79% consumers use mobile for help shopping
  - 67% of customer research is followed by purchase
- Mobile site launched in March 2012
  - Interface is leveraged across all platforms and in store
- Engage with customers where they live
- Mobile solution for our Experts is now underway in select locations
- Mobile page views accounts for 20.2% of total page views and mobile visitors represents 18.1% of total visitors as of end of Q1'14


5:44 PM
SPORT CHALET
FREE SHIPPING
BACK-TO-SCHOOL
ESSENTIALS
SHOP BACKPACKS
FREE SHIPPING

Differentiated Store Experience

- Breadth of specialty brands
- First-to-market performance, technical and lifestyle merchandise
- More than 50 specialty services for the sports enthusiast
- Guaranteed satisfaction
- Complete full-service outdoor rental fleet
- Expert sales staff




EXPERT CENTER

Engagement with every customer is key

Multi-channel Feedback



Tell us what you think...
SPORT CHALET
THE EXPERTS
YOUR OPINION COUNTS.
Received exceptional service from Adam today – we had a ton of questions regarding our school hiking trip & he was absolutely fantastic.
Thank you Adam!
AT SPORT CHALET WE OFFER...
Treat in shoes is outstanding
The whole team at Sport Chalet was warm and friendly. Outstanding Service

Store #6, University Town Center

"I just got into snorkeling and on both occasions I've visited the scuba/diving department, your Expert has **provided excellent advice and recommendations on products best suited for my skill level and needs.** He also gave instructions on proper fit and use of the products. He is very knowledgeable and seems to **genuinely enjoy what he does.**"

Store #28, Las Vegas

"In my opinion, this is the best place to find camping gear in Las Vegas. **I scoured REI, Bass Pro Shops for certain items, like a quality camping shower, without success.**

This place, turned out, to be the only place in Las Vegas to find the shower I was looking for. **They also had a lot of great stuff like reusable camping plate/cup/utensil sets. They also had a nice selection of sleeping bags with prices comparable to Amazon.** Score! **This place has everything!"**



Mr_Eby
@Mr_Eby
Follow
@SportChalet I just have to say your Tempe, AZ location is pretty amazing. The store looks great and the staff rock! Keep it up :-)
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Distinct Mix of Key Brands in Partnership with Vendors

- More than 1,000 brands
- Top-of-the-line merchandise
- No private label merchandise – important to key brands
- Technology is important to athletes
  - Access to highly-technical, sought after merchandise not widely available elsewhere

Passionate Experts Enhance Customer Experience

- Many accomplished athletes on staff, including former professionals and Olympic medalists
- Unparalleled training and education opportunities
- Expert advice is valuable, marketable
- Critical to highly technical sales


Frank Dubbs, Water Expert

40 years of ocean experience, surfing instructor and former sponsored Pro/AM competitive surfer.

Triathlete - Member and past President of the Triathlon Club of San Diego; inventor of the TitanFlex Triathlon bike.


TRI CLUB
SAN DIEGO
Tom Piszkin,
Cycling Expert & Technician

In-Store Merchandising Strategy Provides Full Customer Experience

- Sporting "ecosystems"
- Product groupings and complementary services
- Nation's largest Scuba retailer and Scuba certifier
  - Training pools in 33 stores
  - PADI eLearning is our most flexible training program
  - 400 instructors on staff
  - More than $1.3M of equipment available for rental
- Running gait analysis offered in 23 stores

Team Sales Division = An Important Growth Channel

- Full-service, vertically integrated Team Sales staff
- Uniforms, footwear and equipment for any sport
- Serving universities, high schools, athletic teams, youth sport leagues
- Service and merchandise offered in-store and via a new dedicated website offering customized gear
- Team Sales online launched in March exceeding sales expectations


TAJIMA


SPORT CHALET
TEAM SALES
TEAM SITE


BASEBALL | YOUTH BASEBALL | SOFTBALL
SPORT CHALET
TEAM SALES
2013
SPORT CHALET
TEAM SALES
BASKETBALL
2013
TEAM SALES
FOOTBALL
2013

Team Sales Division Clients

- Over 5,000 Team Accounts nationwide

Loyalty Program Driving Sales Growth

- Action Pass members represent more than half of total sales
  - Action Pass members spend 65% more per transaction than non members
- Timely, personalized marketing messages; value-added rewards
- Promotes brand awareness



Action Pass Membership Growth By Fiscal Year
# of Members
2,100,000
1,800,000
1,500,000
1,200,000
900,000
600,000
300,000
-
2007
2008
2009
2010
2011
2012
2013

% Total Sales	26%	17%	34%	46%	50%	54%	60%

Big Data Drives Decisions

- State of the art technology and data collection platform
- Drives focused and tailored inventory mix
  - Minimizes aged inventory
- Data shared with key vendors to help set proper store mix
- Actionable intelligence to target sports enthusiasts using the best methods to reach them
- Use integrated reach, frequency and spend metrics both in store and Online to market to customers across 31 segments



SPORT CHALET
MOUNTAIN REIGN
HARO
KHS
DIAMONDBACK



Seize the Day
SPORT CHALET
fitbit
POLAR

360 Degree, Multi-Channel Engagement

Online inventory lookup ✔	In store ordering ✔	Price match guarantee ✔	Product differentiation ✔
Personalized marketing ✔	In store returns of online orders ✔	Same day delivery ✔	In store fulfillment ✔

Experienced Management Team Aligned with Shareholders

Name	Title	Years at Sport Chalet
Craig Levra	Chairman of the Board, Chief Executive Officer and President	16
Tim Anderson	EVP, Retail Operations, Loss Prevention and Specialty Services	11
Howard Kaminsky	EVP, Finance, Chief Financial Officer and Secretary	28
Tom Tennyson	EVP, Chief Merchandising Officer	5
Dennis Trausch	EVP, Growth and Development	37
Brad Morton	SVP, Sales	6
Danielle Dolloff	VP, Planning and Logistics	3
Ted Jackson	VP, Information Technology and Chief Information Officer	14

Catalysts for Growth and Profitability

- Developing an integrated, full-service and engaged shopping experience is our number one priority
- Mobilized strategy delivering digital content to enhance the customer experience
- Local store marketing and micro-merchandising initiatives
- Leveraging big data to drive national expansion efforts
- Growth in Online sales
- New store prototype


SPORT CHALET

Key Investment Highlights

- Holistic, comprehensive approach to category assortment, merchandising and service offerings
- Brand ambassador for leading and specialty brands
- Expert sales staff offers customer training and advice
- Online and mobile platforms with national growth trajectory
- Team Sales platform
- Next generation store offers urban footprint and increases expansion opportunities
- Leveraging big data to respond to consumer needs and behavior and optimize inventory
- Industry-leading loyalty program driving sales growth

SPORT CHALET




